EXHIBIT 99.2
Crescent Real Estate Equities
Company
First Quarter 2006
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 75 premier office buildings totaling 31 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also makes strategic investments in resort residential development, as well as destination resorts, including Canyon Ranch®. For more information, visit the Company’s website at http://www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of March 31, 2006

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	75
Total Office Square Feet Owned and Managed	30.5 million
Geographic Diversity	8 states and 27 sub-markets
Number of Employees	772
Common Shares and Units Outstanding (share equivalent)	124.6 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($21.07 share price at 3/31/06)	7.1%
Total Market Capitalization Including Debt	$5.1 billion
Insider Ownership	18.1%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on May 3, 2006, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer
Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joe D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Key Financial Data
(Dollars in thousands, except per share data)
(unaudited)

	As Of or For The Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Shares and Units
Common Shares Outstanding	101,724,583	101,442,063	101,058,455	100,127,859	99,833,652
Units Outstanding (a)	22,857,346	22,832,346	23,186,378	23,182,778	20,867,778

Combined Shares and Units	124,581,929	124,274,409	124,244,833	123,310,637	120,701,430

Weighted Average for Quarter — Basic (EPS) (b)	101,475,910	100,901,753	100,663,122	99,676,059	99,510,211
Weighted Average for Quarter — Diluted (EPS) (b)	101,475,910	102,422,428	100,663,122	99,676,059	99,510,211
Weighted Average for Quarter — Diluted (FFO)	122,007,365	121,520,969	119,841,083	117,484,930	117,226,331

Share Price & Dividends
At the End of the Period	$21.07	$19.82	$20.51	$18.75	$16.34
High during Quarter	$21.60	$21.06	$20.65	$18.99	$18.14
Low during Quarter	$20.14	$19.23	$17.95	$16.02	$16.12
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,503,662	$2,349,530	$2,430,483	$2,204,543	$1,916,379
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,200,105	2,259,473	2,307,104	2,300,092	2,192,475

Total Capitalization	$5,114,167	$5,019,403	$5,147,987	$4,915,035	$4,519,254

Total Consolidated Debt/Total Capitalization (e)	43%	45%	45%	47%	49%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,723,175	$2,655,323	$2,702,561	$2,662,705	$2,627,060
Investments in Unconsolidated Companies	$395,398	$393,535	$390,092	$391,249	$366,652
Total Assets (e)	$3,996,320	$4,141,862	$4,191,256	$4,073,013	$3,961,965
Total Liabilities	$2,638,514	$2,732,486	$2,759,848	$2,709,490	$2,546,137
Total Unconsolidated Debt	$647,337	$646,913	$661,809	$661,732	$634,285
Total Minority Interest	$162,641	$167,381	$166,381	$149,416	$155,714
Total Shareholders’ Equity	$1,195,165	$1,241,995	$1,265,027	$1,214,107	$1,260,114

Selected Operating Data
Total Office Portfolio (f)
Revenues	$183,090	$175,517	$179,157	$169,740	$165,255
Net Straight-Line revenue / (expense) adjustment (g)	$2,984	$5,050	$5,679	$5,480	$6,173
Rental income from FAS 141 Fair Market Value Adjustments	$(1,114)	$(1,205)	$(1,305)	$(1,573)	$(1,308)
Operating Margin (h)	48%	46%	49%	49%	50%
Bad Debt as Percentage of Office Property Revenue	1.03%	0.28%	0.16%	0.32%	0.26%
Lease Termination Fees	$7,971	$4,662	$6,305	$2,721	$1,830
Fee Income Generated from JV Properties (i)	$3,587	$3,790	$5,948	$3,980	$3,310

Office — Crescent’s Share (f) (j)
Revenues	$122,643	$117,040	$118,726	$113,211	$109,063
Net Straight-Line revenue / (expense) adjustment (g)	$2,145	$3,692	$4,550	$4,398	$4,793
Rental income from FAS 141 Fair Market Value Adjustments	$(642)	$(737)	$(784)	$(1,089)	$(927)
Operating Margin (h)	49%	46%	49%	49%	49%
Bad Debt as Percentage of Office Property Revenue	1.24%	0.29%	0.12%	0.35%	0.35%
Lease Termination Fees	$7,764	$4,341	$5,288	$2,247	$370

Other
Total Property Revenues	$238,604	$417,419	$210,817	$208,809	$183,567
Crescent’s Share of Unconsolidated Revenues (k)	$102,510	$128,539	$110,069	$97,160	$97,078
General & Administrative Expense	$14,826	$17,220	$11,751	$11,064	$10,328
Interest Coverage Ratio (l)	1.96	1.95	1.73	1.72	1.66
Scheduled Principal Payments:
Consolidated Debt (m)	$3,610	$3,174	$3,243	$3,180	$3,233
Unconsolidated Debt	$2,441	$2,376	$2,312	$2,304	$2,190
Consolidated Capitalized Interest:
Office	$633	$689	$163	$—	$—
Resort Residential Development (n)	$3,950	$5,043	$5,452	$4,501	$4,380
Resort/Hotel	$423	$375	$254	$150	$119

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic	$(13,090)	$14,483	$71,634	$(13,552)	$(9,296)
Basic — Per Share	$(0.13)	$0.14	$0.71	$(0.13)	$(0.09)
Diluted — Per Share	$(0.13)	$0.14	$0.71	$(0.13)	$(0.09)

Funds from Operations Available to Common Shareholders — Diluted, as Adjusted (“FFO”) (o)
FFO	$24,817	$61,544	$22,803	$33,114	$28,882
FFO per Weighted Average Share	$0.20	$0.51	$0.19	$0.28	$0.25
FFO Payout Ratio (p)	184.4%	74.0%	197.1%	133.0%	150.0%
FFO by Segment:
Office Properties	$54,695	$76,198	$54,582	$54,505	$52,426
Resort Residential Development Properties	$1,034	$22,431	$5,474	$11,056	$4,907
Resort/Hotel Properties	$10,630	$6,006	$9,352	$7,637	$11,445
Temperature-Controlled Logistics Properties	$3,188	$6,982	$4,606	$3,342	$3,514
NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common shares.

(d)	Net of issuance costs, preferred equity is $401,089.

(e)	Includes $108,670 of defeased debt related to the LaSalle Note I and Nomura Funding VI Note. The Company’s assets include $116,999 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 42% as of March 31, 2006.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Net Straight-Line revenue adjustment excludes El Paso lease termination. If included, the impact would be as follows: Q2 2006 — $6,023, Q4 2005 — ($5,764), Q3 2005 — $4,231.

(h)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(i)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(j)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(k)	Crescent’s share of unconsolidated revenues includes the Office, Temperature-Controlled Logistics and Canyon Ranch.

(l)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $21,173 related to the defeasance of the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $3,749 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I, LaSalle Note II and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio for trailing four quarters as of March 31, 2006 would have been 2.22.

(m)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I, LaSalle Note II, or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payments for the three months ended March, 31 2006, were $2,470.

(n)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(o)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(p)	Calculated as dividends declared during quarter divided by FFO per weighted average share .

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Key Portfolio Statistics

	As Of or For The Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Office Properties (a)
Total Office Portfolio Number of Properties	75	75	76	79	78
Square Footage	30,524,482	30,670,201	31,251,076	32,013,522	31,551,853
Economic Office Occupancy at End of Quarter (a)	88.2%	89.2%	88.0%	87.4%	88.4%
Leased Office Occupancy at End of Quarter (a)	90.6%	91.5%	90.1%	89.5%	89.9%
Same-Store Net Operating Income (“NOI”) % Change (b)	(4.9)%	(2.4)%	(1.1)%	(2.8)%	(0.3)%
Same-Store Average Occupancy (b)	88.3%	87.8%	86.8%	87.0%	87.6%

Wholly-Owned Office Properties Number of Properties	54	54	53	56	56
Square Footage	15,780,658	15,926,377	15,863,116	16,625,562	16,625,562
Economic Office Occupancy at End of Quarter (a)	88.1%	89.2%	87.6%	86.5%	87.1%
Leased Office Occupancy at End of Quarter (a)	90.3%	91.4%	89.9%	88.7%	88.3%

Joint-Venture Office Properties (c) Number of Properties	21	21	23	23	22
Square Footage	14,743,824	14,743,824	15,387,960	15,387,960	14,926,291
Economic Office Occupancy at End of Quarter (a)	88.3%	89.1%	88.4%	88.5%	89.7%
Leased Office Occupancy at End of Quarter (a)	90.9%	91.6%	90.4%	90.4%	91.6%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	26	23	27	28	25

Desert Mountain Resort Residential Lot Sales	1	3	6	22	9
Average Price Per Lot (in thousands)	$1,574	$1,519	$1,086	$1,014	$1,100
Resort Residential Unit Sales	1	—	—	—	—
Average Price Per Unit (in thousands)	$1,786	$—	$—	$—	$—

Crescent Resort Development Resort Residential Lot Sales	29	261	67	94	123
Average Price per Lot (in thousands)	$175	$249	$166	$74	$53
Resort Residential Unit Sales	34	123	43	55	7
Average Price per Unit (in thousands)	$1,901	$1,542	$1,012	$741	$2,079

Resort/Hotel Properties
Total Luxury Resorts and Spas, and Upscale Business Class Hotels
Number of Properties	6	6	6	6	6
Number of Resort/Hotel Rooms	1,939	1,939	1,939	1,939	1,941
Same-Store NOI % Change	26.9%	28.6%	31.1%	128.2%	25.5%
Same-Store Weighted Average Occupancy	74.2%	68.7%	75.1%	70.6%	69.0%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.
Notes:
(a) Occupancy statistics for prior quarters have been restated to exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 24.
(b) Same-store statistics exclude properties held for sale and unstabilized properties. Prior quarters have not been restated.
(c) Prior quarters have been restated for current joint venture partnership structure.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Balance Sheets
(dollars in thousands, except share data)

	March 31,	December 31,
	2006	2005
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$186,770	$183,228
Land improvements, net of accumulated depreciation of $31,379 and $29,784 at March 31, 2006 and December 31, 2005, respectively	68,955	70,494
Buildings and improvements, net of accumulated depreciation of $476,016 and $456,628 at March 31, 2006 and December 31, 2005, respectively	1,828,315	1,760,920
Furniture, fixtures and equipment, net of accumulated depreciation of $35,848 and $34,129 at March 31, 2006 and December 31, 2005, respectively	39,617	37,236
Land held for investment or development	595,380	574,527
Properties held for disposition, net	4,138	28,918

Net investment in real estate	$2,723,175	$2,655,323

Cash and cash equivalents	$90,540	$86,228
Restricted cash and cash equivalents	60,498	84,699
Defeasance investments	116,999	274,134
Accounts receivable, net	53,478	56,356
Deferred rent receivable	72,843	70,074
Investments in unconsolidated companies	395,398	393,535
Notes receivable, net	188,235	219,016
Income tax asset — current	—	8,291
Other assets, net	295,154	294,206

Total assets	$3,996,320	$4,141,862

LIABILITIES:
Borrowings under Credit Facility	$214,000	$234,000
Notes payable	1,908,784	1,948,152
Junior subordinated notes	77,321	77,321
Accounts payable, accrued expenses and other liabilities	435,618	471,920
Current and deferred tax liability	2,791	1,093

Total liabilities	$2,638,514	$2,732,486

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,428,673 and 11,416,173 units, at March 31, 2006 and December 31, 2005, respectively	$110,210	$113,819
Consolidated real estate partnerships	52,431	53,562

Total minority interests	$162,641	$167,381

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at March 31, 2006 and December 31, 2005	$319,166	$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at March 31, 2006 and December 31, 2005	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 126,845,500 and 126,562,980 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	1,268	1,266
Additional paid-in capital	2,275,809	2,271,888
Deferred compensation on restricted shares	—	(1,182)
Accumulated deficit	(1,023,523)	(972,319)
Accumulated other comprehensive income	654	1,385

	$1,655,297	$1,702,127

Less — shares held in treasury, at cost, 25,120,917 common shares at March 31, 2006 and December 31, 2005	(460,132)	(460,132)

Total shareholders’ equity	$1,195,165	$1,241,995

Total liabilities and shareholders’ equity	$3,996,320	$4,141,862

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Statements of Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	2006	2005
	(unaudited)
REVENUE:
Office Property	$99,666	$88,917
Resort Residential Development Property	99,140	54,476
Resort/Hotel Property	39,798	39,834

Total Property Revenue	$238,604	$183,227

EXPENSE:
Office Property real estate taxes	$9,566	$10,069
Office Property operating expenses	41,554	36,325
Resort Residential Development Property expense	91,697	48,837
Resort/Hotel Property expense	29,457	31,735

Total Property Expense	$172,274	$126,966

Income from Property Operations	$66,330	$56,261

OTHER INCOME (EXPENSE):
Income from investment land sales	$—	$3,461
Gain on joint venture of properties, net	—	532
Interest and other income	15,888	5,304
Corporate general and administrative	(14,826)	(10,328)
Interest expense	(33,410)	(33,279)
Amortization of deferred financing costs	(1,770)	(1,929)
Extinguishment of debt	—	(1,427)
Depreciation and amortization	(36,445)	(34,055)
Other expenses	(1,932)	(668)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,176	3,331
Resort Residential Development Properties	473	121
Resort/Hotel Properties	(870)	1,406
Temperature-Controlled Logistics Properties	(322)	(1,132)
Other	115	6,190

Total Other Income (Expense)	$(70,923)	$(62,473)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(4,593)	$(6,212)
Minority interests	498	519
Income tax (expense) benefit	(1,104)	1,216

LOSS BEFORE DISCONTINUED OPERATIONS	$(5,199)	$(4,477)
Income from discontinued operations, net of minority interests	22	1,687
Gain on sale of real estate from discontinued operations, net of minority interests	96	1,503

NET LOSS	$(5,081)	$(1,287)

Series A Preferred Share distributions	(5,990)	(5,990)
Series B Preferred Share distributions	(2,019)	(2,019)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(13,090)	$(9,296)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.13)	$(0.13)
Income from discontinued operations, net of minority interests	—	0.02
Gain on sale of real estate from discontinued operations, net of minority interests	—	0.02

Net loss available to common shareholders — basic	$(0.13)	$(0.09)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.13)	$(0.13)
Income from discontinued operations, net of minority interests	—	0.02
Gain on sale of real estate from discontinued operations, net of minority interests	—	0.02

Net loss available to common shareholders — diluted	$(0.13)	$(0.09)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	101,475,910	99,510,211

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	101,475,910	99,510,211

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Funds From Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	(unaudited)
	2006	2006	2005	2005
	$	Per share	$	Per share
NET LOSS	(5,081)	(0.04)	(1,287)	(0.01)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	32,039	0.26	30,755	0.26
Gain on property sales, net	(113)	—	(2,589)	(0.02)
Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	1,055	0.01
Adjustment for investments in unconsolidated companies:
Office Properties	5,384	0.04	5,123	0.04
Resort Residential Development Properties	(3,092)	(0.02)	(1,396)	(0.01)
Resort/Hotel Properties	1,121	0.01	811	0.01
Temperature-Controlled Logistics Properties	3,510	0.03	4,645	0.04
Unitholder minority interest	(942)	(0.01)	(226)	—
Series A Preferred Share distributions	(5,990)	(0.05)	(5,990)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	24,817	0.20	28,882	0.25

Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	(1,055)	(0.01)

				.
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	24,817	0.20	27,827	0.24

INVESTMENT SEGMENTS:
Office Properties	54,695	0.45	52,426	0.45
Resort Residential Development Properties	1,034	0.01	4,907	0.04
Resort/Hotel Properties	10,630	0.09	11,445	0.10
Temperature-Controlled Logistics Properties	3,188	0.02	3,514	0.03
OTHER:
Corporate general and administrative	(14,826)	(0.12)	(10,328)	(0.09)
Interest expense	(33,410)	(0.27)	(33,279)	(0.28)
Series A Preferred Share distributions	(5,990)	(0.05)	(5,990)	(0.05)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)
Income from mezzanine loans and other loans	10,968	0.09	939	0.01
Other (c)	547	—	7,267	0.06

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	24,817	0.20	28,882	0.25

Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	(1,055)	(0.01)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	24,817	0.20	27,827	0.24

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	101,475,910		99,510,211

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	122,007,365		117,226,331

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375

(a)	Extinguishment of debt directly related to the sale of real estate assets. An additional $0.4 million for the first quarter 2005 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(c)	Includes income from investment land sales, net, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2006
FFO (1)	$154,500	to	$173,000
FFO per share (1)	$1.25	to	$1.40

	Low		High
FFO from Operating Businesses and Investments (1)
Operating Business
Office	$233,000	to	$238,000
Investments
Resort Residential Developments	35,000	to	38,000
Resorts / Hotels(2)	36,000	to	39,000
Structured Finance/Securities	32,000	to	33,000
Temperature-Controlled Logistics	19,000	to	21,000
Other
Reinvestment Activity (3)	$9,000	to	$12,000
Business Initiatives (4)	$14,000	to	$17,000

Office Business Drivers (5)
Same Store NOI Growth (GAAP)	1.0%	to	3.0%
Same Store Average Occupancy	88%	to	89%
Portfolio Ending Occupied	90%	to	91%
Portfolio Ending Leased	91%	to	92%
Lease Termination Fees (6)	$20,000	to	$22,000
Realization of Office Promotes	$15,000	to	$18,000

Resort Residential Development Business Drivers (5)
Crescent Resort Development
Unit Sales	110	to	140
Average Unit Price	$1,900	to	$2,000
Lot Sales	375	to	425
Average Price	$170	to	$190
Desert Mountain
Lot Sales	10	to	15
Average Price	$1,700	to	$1,800
Unit Sales	33	to	38
Average Unit Price	$1,500	to	$1,600
Luxury Resorts and Spas and Upscale Business Class Hotels(5)(7)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	6%	to	8%
Revenue per Available Room Growth	3%	to	5%

	2nd Quarter 2006
	Low		High
FFO (1)	$25,000	to	$27,000
FFO per share (1)	$0.20	to	$0.22
Reconciliation of FFO to Net Income (1)

	Full Year 2006			2nd Quarter 2006

	$1.25	to	$1.40	$0.20	to	$0.22

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(1)	$154,500		$173,000	$25,000		$27,000

ADJUSTMENTS:
Depreciation and amortization of real estate assets	(134,500)		(134,500)	(33,600)		(33,600)
(Impairments), gains, and (losses) related to real estate assets	—		—	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	1,500		1,500	(5,000)		(5,000)
Hospitality/Residential Development properties	(4,800)		(4,800)	(1,200)		(1,200)
Temperature-Controlled Logistics	(19,900)		(19,900)	(4,600)		(4,600)
Unitholder minority interest	4,500		7,300	(3,600)		(3,600)
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$33,300		$54,600	($15,000)		($13,000)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	123,700,000		123,700,000	123,700,000		123,700,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING(8)	20,300,000		20,300,000	20,300,000		20,300,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	103,400,000		103,400,000	103,400,000		103,400,000

(1)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Funds From Operations Available to Common Shareholders — diluted, as adjusted to exclude impairment charges related to the sale of real estate assets (“FFO”). Refer to page 12 of this supplement for a reconciliation of GAAP net income to FFO as presented by Crescent, as well as NAREIT’s FFO.

(2)	Includes Canyon Ranch

(3)	FFO from Reinvestment Activity includes earnings from assumed future investment of $160M — $180M during the year at a 12% going in leveraged FFO yield.

(4)	Business Initiatives include investment land sales, gains generated from the sale of developed properties, and other income initiatives.

(5)	Business Drivers presented at 100% regardless of Crescent’s ownership interest in the underlying properties.

(6)	$20.8M will be recognized in 2006 as a result of the El Paso lease termination agreement.

(7)	Excludes Canyon Ranch

(8)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Sector Contribution and Assets by Segment
As of March 31, 2006
(dollars in thousands)
Gross Book Value of Real Estate Assets

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,610,134	836,559	445,656	494,330	65,165	4,451,844

Depreciation (including Unconsolidated Assets)	(446,930)	(59,663)	(89,536)	(142,731)	(5,582)	(744,442)

Unconsolidated Debt and Other Liabilities	(374,959)	—	(110,513)	(269,442)	—	(754,914)

Other Assets (Cash, Defeasance Investments, Mezzanine Investments etc.)	274,133	202,131	97,934	81,218	388,416	1,043,832

Total Assets	2,062,378	979,027	343,541	163,375	447,999	3,996,320

	Net Book Value by Segment
		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment (2):

Balance at March 31, 2006 (3)	2,062,378	979,027	343,541	163,375	447,999	(4)	3,996,320

Balance at December 31, 2005	2,023,587	968,686	338,137	162,438	649,014		4,141,862

Consolidated Property Level Financing:

Balance at March 31, 2006	(894,769)	(143,001)	(110,551)	—	(1,051,784	)(5)	(2,200,105)

Balance at December 31, 2005	(851,215)	(142,680)	(59,051)	—	(1,206,527)		(2,259,473)

Consolidated Other Liabilities:

Balance at March 31, 2006	(94,237)	(280,631)	(24,765)	(1,146)	(37,630)		(438,409)

Balance at December 31, 2005	(116,515)	(286,986)	(28,126)	(25)	(41,361)		(473,013)

Minority Interests:

Balance at March 31, 2006	(16,351)	(30,454)	(5,528)	—	(110,308)		(162,641)

Balance at December 31, 2005	(15,354)	(32,228)	(5,853)	—	(113,946)		(167,381)

Total Net Book Value at March 31, 2006	1,057,021	524,941	202,697	162,229	(751,723)		1,195,165

Total Net Book Value at December 31, 2005	1,040,503	506,792	245,107	162,413	(712,820)		1,241,995

(1)	Refer to page 45 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $87,996 by segment is as follows: Office — $27,852, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $43,258.

(4)	Includes mezzanine investments of $137,867 and defeasance investments of $116,999. At December 31, 2005 defeasance investments were $264,356 and mezzanine investments were $172,582.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Repurchase Facility, Funding I defeased debt and Nomura Funding VI defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Acquisitions, Development, Dispositions and Other Strategic Transactions
2006 Activity as of March 31, 2006
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase	Economic
Segment	Property	Ownership	Market	Feet	Date	Price	Price	Occupancy%
Office	Financial Plaza	100%	Phoenix - Mesa/Superstition	309,983	1/23/2006	$55.0 Million	$178	89%
Dispositions

						Sales Price	Net		Net Proceeds
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre	CEI	to CEI (after
Segment	Property	Ownership	Market	Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (1)	Debt Payoff)
Office	Waterside Commons	100%	Dallas - Las Colinas	458,906 sf	2/17/2006	$24.8 Million	$54	($0.9) Million	$24.8 Million
Development

				Square
				Feet /			Total	Total	Total		CEI	CEI Share
				Rooms /			2006	Development	Projected	Expected	Share	of Current
		CEI		Units /	Start	Completion	Development	Costs	Development	Leased /	of Total	Equity
Segment	Project	Ownership	Market	Townhomes	Date	Date	Costs	to Date	Costs	Committed	Equity	Funded
Office	3883 Howard Hughes Parkway	100%	Las Vegas - Central East	239,000 sf	3Q 2005	4Q 2006	$7.4 Million	$18.1 Million	$73.9 Million	15%/40%	$21.7 Million	$13.8 Million
Office	2211 Michelson	40%	Irvine - John Wayne Airport	265,000 sf	1Q 2006	1Q 2007	$3.7 Million	$20.8 Million	$99.6 Million	0%/0%	$5.6 Million	$5.6 Million
Office	Paseo Del Mar	80%	San Diego - Del Mar Heights	233,000 sf	3Q 2005	3Q 2006	$7.4 Million	$54.5 Million	$81.7 Million	39%/20%	$22.9 Million	$22.9 Million
Office	Parkway at Oak Hill	90%	Austin - Southwest	144,380 sf	2Q 2006	2Q 2007	$4.5 Million	$4.5 Million	$27.4 Million	0%/0%	$8.2 Million	$3.7 Million
RDV/Resort	The Ritz-Carlton Residences and Hotel - Phase I	100%	Dallas - Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	3Q 2007	$17.1 Million	$67.5 Million	$202.7 Million	N/A/91%	$39.9 Million	$30.0 Million
RDV/Resort	The Ritz-Carlton Tower Residences - Phase II	100%	Dallas - Uptown/Turtle Creek	97 units / 4 townhomes	1Q 2007	4Q 2008	$3.1 Million	$8.0 Million	$129.4 Million	0%	$52.7 Million	$8.0 Million
RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50%(2)	Dedham, MA	300 units	4Q 2004	3Q 2006	$5.3 Million	$43.1 Million	$54.3 Million	14%	$13.3 Million	$13.3 Million
Mezzanine Investments
New Investments

				Weighted Average
		Date of	Quarter	Yield
Segment	Investment	Transaction	End Balance	During Quarter	Current Yield(3)	Fixed/Variable
Other	Florida Hotel Portfolio Investment	1/20/2006	$15.0 Million	12.60%	12.90%	Variable
Other	California Ski Resort	4/12/2006	$20.0 Million	N/A	9.25%	Variable
Repayments

Date of
Segment	Investment	Transaction	Principal Pay-Off	Prepayment Fees
Other	Florida Hotel Portfolio Investment	2/1/2006	$17.3 Million	$1.2 Million
Other	California Ski Resort	2/24/2006	$33.0 Million	$5.0 Million

(1)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(2)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50% / 50% split.

(3)	Yields are as of May 2, 2006.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Debt Schedule
As of March 31, 2006
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	March 31,	March 31,		Maturity
Description	Secured Asset	Borrowings	2006	2006		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$247,126	$247,126	7.53%		July 2009
Prudential Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Bank of America Note I	Fairmont Sonoma Mission Inn	55,000	55,000	5.40		February 2011
Morgan Stanley I	Alhambra	50,000	50,000	5.06		October 2011
Allstate Life Note	Financial Plaza	39,365	39,365	5.47		October 2010
Bank of America Note II	Colonnade	37,797	37,797	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Mass Mutual Note (1)	3800 Hughes	33,542	33,542	7.75		August 2006
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Allstate Note (1)	3993 Hughes	24,594	24,594	6.65		September 2010
Metropolitan Life Note VI (1)	3960 Hughes	22,780	22,780	7.71		October 2009
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	37,956	37,956	2.90 to 13.75		July 2007 to Sept 2011

Secured Fixed Rate Defeased Debt:
LaSalle Note I (2)	Funding I Defeasance	101,282	101,282	7.83		August 2007
Nomura Funding VI Note (3)	Funding VI Defeasance	7,388	7,388	10.07		July 2010

Subtotal/Weighted Average		$911,085	$911,085	6.39%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
KeyBank (4)	Ritz Construction Project	$175,000	$28,769	7.06%		July 2008
German American Capital Corporation (4)	Funding One Assets	165,000	165,000	6.22		June 2007
JP Morgan Chase	Northstar Big Horn Construction Project	109,919	32,355	7.25		October 2007
Morgan Stanley II (5) (6)	Mezzanine Investments	100,000	21,000	6.83		March 2009
FirstBank of Vail	Village Walk Construction Project	63,000	2,961	7.25		February 2008
Guaranty Bank (7) (8)	Paseo Del Mar Construction Project	53,100	21,640	6.52		September 2008
Societe Generale (7)	3883 Hughes Construction Project	52,250	314	6.63		September 2008
Bank of America III (7) (8)	JPI Construction Project	41,009	29,781	6.82		November 2007
US Bank	Beaver Creek Landing Construction Project	33,400	—	6.60		February 2008
California Bank & Trust (9)	One Riverfront Construction Project	27,500	225	7.88		March 2008
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	136,559	70,654	5.94 to 8.75		May 2006 to Dec 2012

Subtotal/Weighted Average		$956,737	$372,699	6.71%

Unsecured Variable Rate Debt:
Credit Facility (10)		$382,765	$214,000	6.30%		February 2008
Junior Subordinated Notes (Trust Preferred)		51,547	51,547	6.66		June 2035
Junior Subordinated Notes (Trust Preferred)		25,774	25,774	6.66		July 2035

Subtotal/Weighted Average		$460,086	$291,321	6.40%

Total/Weighted Average		$2,952,908	$2,200,105	7.06	%(11)

Average remaining term						4.0 years

(1)	Includes a portion of total premiums of $3,407 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent Office Property as collateral for LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(4)	This loan has three one-year extension options.

(5)	The investments can be financed through March 2008, after which four equal payments are due quarterly. The loan has a provision for a one-year extension which is subject to Morgan Stanley’s approval.

(6)	The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds.

(7)	This loan has two one-year extension options.

(8)	Our partner provides a full guarantee of this loan.

(9)	This loan has one one-year extension option.

(10)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of March 31, borrowing capacity under the facility was $155,014. The $214,000 outstanding at March 31, excludes letters of credit issued under the facility of $13,751.

(11)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.97%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Debt Breakdown
As of March 31, 2006
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,536,085	70%	7.27%		3.5

Variable Rate Debt (2)	664,020	30%	6.57%		5.0

Total/Weighted Average	$2,200,105	100%	7.06	%(3)	4.0

(1)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, or Morgan Stanley II Mezzanine Investments Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $230,400 of hedged variable-rate debt, are 80% and 20%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.97%.
Future Consolidated Debt Repayments (1)
As of March 31, 2006
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (2)
2006	$51,013	$1,445	$—		$52,458
2007	277,707	100,279	250,000		627,986
2008	126,867	289	214,000	(3)	341,156
2009	267,957	320	375,000		643,277
2010	133,810	6,337	—		140,147
Thereafter	317,760	—	77,321		395,081

	$1,175,114	$108,670	$916,321		$2,200,105

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, or Morgan Stanley II Mezzanine Investments Loan.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Unconsolidated Debt Schedule
As of March 31, 2006
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	March 31, 2006	March 31, 2006	March 31, 2006	Date	Fixed/Variable (1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.72%
Goldman Sachs(2)		$464,374	$147,299	6.89%	5/11/2023	Fixed
Morgan Stanley(3)		243,957	77,383	7.70%	4/9/2009	Variable
Other		40,728	12,919	3.48 to 13.63%	6/1/2006 to 4/1/2017	Fixed

		749,059	237,601

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed
Main Street Partners, L.P.(4)(5)	50.00%	106,305	53,153	7.41%	12/1/2006	Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015	Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed
Crescent 1301 McKinney, L.P.(6)(7)	23.85%	73,350	17,494	5.98%	1/9/2008	Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed
Houston PT Four Westlake Park Office Limited Partnership	20.00%	46,483	9,297	7.13%	8/1/2006	Fixed
Crescent Five Post Oak Park, L.P.	30.00%	44,197	13,259	4.82%	1/1/2008	Fixed
Austin PT BK One Tower Office Limited Partnership	20.00%	36,153	7,231	7.13%	8/1/2006	Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007	Fixed
Crescent Irvine, LLC	40.00%	6,626	2,650	7.35%	3/7/2009	Variable

		1,250,025	350,902

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed

Other Segment:
Redtail Capital Partners One, LLC(8)	25.00%	37,868	9,467	6.55%	8/9/2008	Variable
Fresh Choice, LLC	40.00%
GE Capital Franchise Finance Corporation (9)		4,869	1,948	9.38%	1/1/2011	Variable
Various Loans and Capital Leases		4,545	1,819	0.00% to 12.00%	10/1/2006 to 12/31/2029	Fixed

		47,282	13,234

Total Unconsolidated Debt		$2,141,366	$647,337

Fixed Rate/Weighted Average				5.95%	9.1	years
Variable Rate/Weighted Average				7.35%	2.1	years

Total Weighted Average				6.30%	7.4	years

(1)	All unconsolidated debt is secured.

(2)	AmeriCold Realty Trust expects to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54,400 of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest rate cap agreement with a maximum LIBOR of 6.50% on the entire amount of loan.

(4)	Senior Note — Note A: $78,573 at variable interest rate, LIBOR + 189 basis points, $4,622 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,110 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This loan has two one-year extension options.

(7)	In January 2006, Crescent 1301 McKinney, L.P. purchased a one-year 7.0% interest rate cap on one-month LIBOR with a notional amount of $73,350. Fulbright Tower office property was formerly known as 1301 McKinney. The Company will be required to purchase a new cap in January 2007 that limits interest rate to 1.0:1.0 debt service coverage. The loan bears interest at LIBOR + 123 basis points.

(8)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P. The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds. The loan bears interest as follows: $25,368 at LIBOR + 185 basis points and $12,500 at LIBOR + 170 basis points.

(9)	The Company guarantees $1.0 Million of this loan. The loan bears interest at LIBOR + 470 basis points.
Future Unconsolidated Debt Repayments
As of March 31, 2006
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$76,196	$—	$76,196
2007	51,306	—	51,306
2008	47,854	—	47,854
2009	83,056	—	83,056
2010	23,229	—	23,229
Thereafter	365,696	—	365,696

	$647,337	$—	$647,337

(1)	Based on contractual maturity and does not take into account the extension option on the Crescent 1301 McKinney, L.P. Loan, Redtail Loan or Crescent Irvine Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Investment in Unconsolidated Companies
As of March 31, 2006
(dollars in thousands)
Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Real estate, net	$1,996,659	$1,108,447	$109,746
Cash	49,081	22,296	51,128
Restricted Cash	28,042	59,073	—
Other assets	144,364	160,739	12,632

Total assets	$2,218,146	$1,350,555	$173,506

Notes payable	$1,250,025	$749,059	$95,000
Other liabilities	77,843	100,379	29,871
Preferred Membership Units	—	—	105,364
Equity	890,278	501,117	(56,729)

Total liabilities and equity	$2,218,146	$1,350,555	$173,506

Company’s share of unconsolidated debt	$350,902	$237,601	$45,600	$13,234	$647,337

Company’s investments in unconsolidated companies	$176,866	$163,375	$5,409	$49,748	$395,398

Balance Sheet as of March 31, 2006 includes the following:
•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., EW Deer Valley, L.L.C., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

			Square	CEI	Date of
(1)	Partner	Building	Footage	ownership	Partnership
	JPMorgan/GE Pension Affiliates
		The Crescent	1,299,522	23.85%	11/10/2004
		Houston Center	2,960,544	23.85%	11/10/2004
		Post Oak Central	1,279,759	23.85%	11/10/2004
		Fulbright Tower	1,247,061	23.85%	2/24/2005
	JPMorgan Affiliate
		Miami Center	782,211	40.00%	9/25/2002
		BriarLake Plaza	502,410	30.00%	10/8/2003
		Fountain Place	1,200,266	23.85%	11/23/2004
		Trammell Crow Center	1,128,331	23.85%	11/23/2004
	GE Pension Affiliate
		Chase Tower	389,503	20.00%	7/30/2001
		Four Westlake Park	561,065	20.00%	7/30/2001
		Three Westlake Park	414,792	20.00%	8/21/2002
		Five Post Oak Park	567,396	30.00%	12/20/2002
	Trizec Properties, Inc.
		Bank One Center	1,530,957	50.00%	10/22/1997
	Hines Crescent Irvine Associates, L.P. (a)
		2211 Michelson	N/A	40.00%	6/9/2005
	Metzler US Real Estate Fund, L.P.
		One Buckhead Plaza	461,669	35.00%	6/29/2005

	Total Square Footage in Unconsolidated Joint Ventures		14,325,486	27.98%

(a)	To be developed as an office property. See page 15 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Investment in Unconsolidated Companies
As of March 31, 2006
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended March 31, 2006
		Temperature-
		Controlled
	Office	Logistics	Resort/Hotel	Other	Total
Total Revenues	$82,788	$195,850	$38,188
Operating Expense	42,427	163,338	32,703

Net Operating Income	40,361	32,512	5,485

Interest Expense	17,088	14,311	1,434
Depreciation and amortization	20,442	17,069	2,896
Preferred dividends	—	—	3,065
Taxes and Other (income) expense	(678)	175	582

Total Expenses	36,852	31,555	7,977

Gain (loss) on sale of assets	—	2,107	—
Net income (loss)	3,509	3,064	(2,492)
Items to reconcile to FFO	19,574	10,957	2,448

Funds From Operations	$23,083	$14,021	$(44)

Company’s equity in net income (loss) of unconsolidated companies	$2,176	$(322)	$(870)	$588	$1,572

Company’s share of FFO	$7,560	$3,188	$251	$(2,504)	$8,495

Summary Statement of Operations for the three months ended March 31, 2006, includes the following:
•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center LLC, Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, L.P., Crescent Big Tex I L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P. Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust. In connection with the dissolution of the Vornado Crescent Portland Partnership, the Company agreed to pay Vornado Realty L.P. an annual management fee of $4,548;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets); and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company, EW Deer Valley L.L.C., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Office Portfolio Composition
As of March 31, 2006
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	3.7	2.2	1.1	1.0	1.1	2.3	15.8
Joint Ventured	7.5	5.2	—	0.8	0.8	—	0.4	14.7

Total Office Portfolio SF	11.9	8.9	2.2	1.9	1.8	1.1	2.7	30.5
Crescent’s Share	6.2	5.4	2.2	1.4	1.3	1.1	2.4	20.0
CBD vs. Suburban

(1)	Includes Ft. Worth, Colorado Springs, Irvine, Atlanta, Seattle and Phoenix.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Property Table (1)
As of March 31, 2006

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft.(2)	Percentage(1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	78.8%		$22.59	50%
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	97.9		34.14	24%
Fountain Place	1	CBD	1986	1,200,266	87.3		21.56	24%
Trammell Crow Center	1	CBD	1984	1,128,331	86.5		24.30	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	64.5		17.31	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	87.9		20.01	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	85.3		20.67	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,760	91.3		16.57	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	70.5		18.96	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	92.1		20.69	100%
Palisades Central II	1	Richardson	1985	240,935	90.9	(3)	20.42	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	88.3		18.17	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0		23.19	100%
Palisades Central I	1	Richardson	1980	180,503	68.1		17.60	100%
Greenway II	1	Richardson	1985	154,329	100.0		17.34	100%
Greenway I & IA	2	Richardson	1983	146,704	73.1		15.44	100%

Subtotal/Weighted Average	18			8,901,373	85.3%		$23.18	60%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	96.5%		$18.89	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	89.9%		$20.27	100%
Houston Center	4	CBD	1974-1983	2,960,544	86.8		20.15	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	95.5		20.66	24%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	85.5		18.74	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.9		22.74	20%
BriarLake Plaza	1	Westchase	2000	502,410	97.4		24.83	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	100.0		23.00	20%

Subtotal/Weighted Average	21			10,634,018	90.7%		$20.70	55%

Austin
816 Congress	1	CBD	1984	433,024	72.9%		$19.77	100%
301 Congress Avenue	1	CBD	1986	418,338	66.4		21.56	50%
Chase Tower	1	CBD	1974	389,503	66.7		20.05	20%
Austin Centre	1	CBD	1986	343,664	93.8		19.84	100%
The Avallon	3	Northwest	1993/1997	318,217	88.7		19.33	100%

Subtotal/Weighted Average	7			1,902,746	76.6%		$20.09	73%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	93.8%		$20.21	100%
707 17th Street	1	CBD	1982	550,805	91.1		20.85	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	85.1		19.49	100%
Peakview Tower	1	Greenwood Village	2001	264,149	91.4		24.07	100%
55 Madison	1	Cherry Creek	1982	137,176	93.1		19.19	100%
The Citadel	1	Cherry Creek	1987	130,652	84.2		25.26	100%
44 Cook	1	Cherry Creek	1984	124,174	62.0		19.32	100%

Subtotal/Weighted Average	7			2,192,218	89.2%		$20.93	100%

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	57.3	%(3)	$17.81	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Property Table (1)
As of March 31, 2006
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft.(2)		Percentage(1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	92.2%		$31.69		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	93.4	(3)	27.96		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	89.3		31.25		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	88.8		33.28		100%

Subtotal/Weighted Average	6			1,801,798	91.6%		$30.80		74%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	91.0%		$26.96		100%

Nevada
Las Vegas
Hughes Center	8	Central East	1986 - 1999	1,110,890	96.2%		$33.03		100%

Georgia
Atlanta
One Buckhead Plaza	1	Buckhead	1987	461,669	91.2%		$30.51		35%
One Live Oak	1	Buckhead	1981	201,488	80.5%		$24.46		100%

Subtotal/Weighted Average	2			663,157	87.9%		$28.83		55%

Washington
Seattle
Exchange Building	1	CBD	1929/2001	295,515	97.6%		$24.32		100%

Total Office Portfolio Excluding Properties Not Stabilized	73			28,967,438	88.2	%(3)	$22.82	(4)	67%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (5)	1	CBD	1982	1,247,061	62.2%		$20.05		24%

Arizona
Mesa
Financial Plaza (5)	1	Superstition Corridor	1986	309,983	88.9%		$25.97		100%

Total Office Portfolio	75			30,524,482					66%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Property Table (1)
As of March 31, 2006
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of March 31, 2006, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of March 31, 2006. If such leases had commenced as of March 31, 2006, the percent leased for Office Properties would have been 90.6% Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Palisades Central II — 99.0%, Briargate Office — 70.6%, and Datran Center — 98.8%.

(4)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of March 31, 2006, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.83.

(5)	Property statistics exclude Fulbright Tower (acquired December 2004) and Financial Plaza (acquired January 2006). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Office Leasing Statistics
As of March 31, 2006
Signed Renewal/Released Activity(1)

	For the three months ended March 31, 2006
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases(2)	Leases	over Expiring Rate
Square Footage	420,160	420,160	N/A
Weighted Average Full Service Rental Rate PSF(3)	$25.73	$26.23	-2%
NOI Net Effective Rental Rate PSF(4)	$14.43	$14.95	-3%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Same Store Analysis (1)
As of March 31, 2006
(dollars in millions)

	For the three months ended March 31,
	2006		2005	% Change
Same-Store Revenues(2)	$149.4		$148.6	0.5%
Same-Store Expenses	$75.6		$71.0	(6.4%)

Total Operating Income	$73.8		$77.6	(4.9%)

GAAP Rent Adjustments	$0.3		($3.0)	110.0%

Total Operating Income — Cash Basis	$74.1		$74.6	(0.6%)

QTD Average Occupancy	88.3%		88.3%	0.0	pts
Same-Store Square Footage	27.7	M
Number of Properties	69

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio Capital Expenditures
As of March 31, 2006
Capitalized Property Improvements

	Q1	Year Ended	Q4	Q3		Q2	Q1
Total Office Portfolio	2006	2005	2005	2005		2005	2005
Recurring Property Improvements
$(in thousands)	$2,520	$15,642	$8,068	$3,315		$3,322	$937
$ Per Square Foot	$0.08	$0.49	$0.26	$0.10		$0.10	$0.03

Non-Recurring Property Improvements(1)
$(in thousands)	$3,495	$19,970	$4,755	$11,191	(6)	$2,838	$1,186
$ Per Square Foot	$0.11	$0.63	$0.15	$0.35		$0.09	$0.04

Total Property Improvements(2)
$(in thousands)	$6,015	$35,612	$12,823	$14,506		$6,160	$2,123
$ Per Square Foot	$0.20	$1.12	$0.41	$0.45		$0.19	$0.07

Crescent’s Pro Rata Share

Recurring Property Improvements
$(in thousands)	$1,693	$12,230	$6,391	$2,527		$2,578	$734
$ Per Square Foot	$0.08	$0.58	$0.32	$0.12		$0.12	$0.03

Non-Recurring Property Improvements(1)
$(in thousands)	$1,631	$9,408	$2,867	$4,349		$1,594	$598
$ Per Square Foot	$0.08	$0.45	$0.14	$0.21		$0.07	$0.03

Total Property Improvements
$(in thousands)	$3,324	$21,638	$9,258	$6,876		$4,172	$1,332
$ Per Square Foot	$0.16	$1.03	$0.46	$0.33		$0.19	$0.06

Tenant Improvements and Leasing Costs

	Q1	Year Ended	Q4	Q3	Q2	Q1
Total Office Portfolio	2006	2005	2005	2005	2005	2005
Non-Revenue Enhancing Tenant Improvements and Leasing Costs:(3)
Total Re-leased/Renewal Tenant Square Footage	420,160	2,788,978	751,571	890,080	752,141	395,186

Tenant Improvement Costs Per Square Foot Leased	$11.40	$12.24	$14.86	$10.91	$12.82	$9.14
Leasing Costs Per Square Foot Leased	$6.56	$7.58	$9.43	$5.95	$9.07	$4.92

Total Per Square Foot	$17.96	$19.82	$24.29	$16.86	$21.89	$14.06

Average Lease Term (in years)	4.7	6.3	7.0	6.1	6.8	4.6

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.43	$1.94	$2.12	$1.79	$1.89	$1.99
Leasing Costs Per Square Foot Leased Per Year	$1.40	$1.20	$1.35	$0.97	$1.33	$1.07

Total Per Square Foot Per Year	$3.83	$3.14	$3.47	$2.76	$3.22	$3.06

Revenue Enhancing Tenant Improvements and Leasing Costs:(4)
Total New/Expansion Tenant Square Footage	226,201	1,907,226	591,546	449,100	445,335	421,245

Tenant Improvement Costs Per Square Foot Leased	$15.38	$17.87	$21.10	$15.23	$16.42	$17.66
Leasing Costs Per Square Foot Leased	$7.63	$7.40	$8.69	$5.64	$7.24	$7.64

Total Per Square Foot	$23.01	$25.27	$29.79	$20.87	$23.66	$25.30

Average Lease Term (in years)	5.5	6.0	6.7	5.0	5.9	6.3

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.80	$2.98	$3.15	$3.04	$2.78	$2.80
Leasing Costs Per Square Foot Leased Per Year	$1.39	$1.23	$1.30	$1.13	$1.23	$1.21

Total Per Square Foot Per Year	$4.19	$4.21	$4.45	$4.17	$4.01	$4.01

Total Tenant Improvements and Leasing Costs:(5)
Total Leased Square Footage	646,361	4,696,204	1,343,117	1,339,180	1,197,476	816,431

Tenant Improvements Cost Per Square Foot Leased	$12.79	$14.52	$17.61	$12.36	$14.16	$13.54
Leasing Costs Per Square Foot Leased	$6.93	$7.51	$9.10	$5.85	$8.39	$6.32

Total Per Square Foot	$19.72	$22.03	$26.71	$18.21	$22.55	$19.86

Average Lease Term (in years)	5.0	6.2	6.9	5.7	6.5	5.5

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.56	$2.34	$2.55	$2.17	$2.18	$2.46
Leasing Costs Per Square Foot Leased Per Year	$1.39	$1.21	$1.32	$1.03	$1.29	$1.15

Total Per Square Foot Per Year	$3.95	$3.55	$3.87	$3.20	$3.47	$3.61

Crescent’s Pro Rata Share
Total Leased Square Footage	486,953	3,135,143	877,609	825,192	851,890	580,452

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.56	$2.37	$2.44	$2.30	$2.27	$2.46
Leasing Costs Per Square Foot Leased Per Year	$1.44	$1.19	$1.28	$1.07	$1.25	$1.05

Total Per Square Foot Per Year	$4.00	$3.56	$3.72	$3.37	$3.52	$3.51

Average Lease Term (in years)	4.7	5.7	6.2	5.3	6.0	5.2

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

(6)	Includes $6.4 million related to Houston Center Shops redevelopment

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Top 25 Customers
As of March 31, 2006

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF(1)	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue
El Paso Energy(4)	Energy	842,000	3.3%	$20.3	$20.3	4.8%
GSA(5)	Government	597,000	2.3%	$11.7	$8.5	2.0%
BP America Production Company	Energy	572,000	2.2%	$13.3	$2.7	0.6%
AIM Management Group, Inc.	Financial Services	478,000	1.9%	$9.1	$8.9	2.1%
JP Morgan Chase	Financial Services	440,000	1.7%	$11.5	$5.3	1.3%
Carter & Burgess, Inc.	Professional Services	416,000	1.6%	$7.9	$7.9	1.9%
Lyondell Chemical Company	Manufacturing	403,000	1.6%	$8.2	$2.0	0.5%
Occidental Oil and Gas Corporation	Energy	362,000	1.4%	$7.5	$7.5	1.8%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$8.1	$1.9	0.4%
Apache Corporation	Energy	318,000	1.2%	$6.3	$1.5	0.4%
Yum! Restaurant Services Group, Inc.	Food Service	292,000	1.1%	$4.9	$4.9	1.2%
Exxon Mobil Corporation	Energy	283,000	1.1%	$5.6	$4.6	1.1%
Stewart Information Services	Financial Services	271,000	1.1%	$6.4	$1.6	0.4%
Citigroup	Financial Services	253,000	1.0%	$7.4	$3.0	0.7%
Conoco Phillips Company	Energy	245,000	1.0%	$5.8	$1.2	0.3%
Shell Oil Company	Energy	230,000	0.9%	$4.6	$1.1	0.3%
CompUSA	Retail	208,000	0.8%	$4.8	$4.8	1.1%
BMC Software, Inc.	Technology	203,000	0.8%	$4.1	$4.1	1.0%
Parsons Energy & Chemicals Group Inc.	Energy	202,000	0.8%	$3.7	$3.7	0.9%
Amegy Bank, N.A.	Financial Services	187,000	0.7%	$3.2	$1.0	0.2%
Jenkens and Gilchrist, P.C.	Financial Services	182,000	0.7%	$4.5	$1.1	0.3%
Baker & Botts	Professional Service	176,000	0.7%	$3.8	$0.9	0.2%
First Trust Corporation	Professional Services	167,000	0.7%	$2.7	$2.7	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.6%	$3.6	$3.6	0.9%
MCI Inc.	Telecommunications	158,000	0.6%	$4.1	$3.4	0.8%

		7,978,000	31.1%	$173.1	$108.2	25.8%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 369,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Crescent finalized an agreement in June 2005 to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007. Crescent has released 46,000 square feet of this space.

(5)	GSA Occupies an additional 27,000 square feet at properties which are currently not stabilized.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Customer Industry Diversification
As of March 31, 2006
Professional Services 0.31 Financial Services 0.20 Energy 0.20 Technology 0.05 Manufacturing 0.04 Telecommunications 0.03 Food Service 0.03 Government 0.03 Medical 0.03 Retail 0.02 Other 0.06
Note: Based on square footage; information supplied to Crescent from its customers.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Total Office Portfolio

							Crescent’s
	Square			Square			Share of
	Footage of			Footage of			Expiring		% of	Annual
	Expiring		Signed	Expiring			Square	Annual	Annual	Expiring	Number of
	Leases		Renewals	Leases		% of	Footage	Full-Service	Full-	PSF	Customers
	(Before		and Relets	(After		Square	(After	Rent Under	Service	Full-	With
Year of Lease	Renewals		of Expiring	Renewals		Footage	Renewals	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases(2)	and Relets)(1)		Expiring	and Relets)	Leases(3)	Expiring	Rent(3)	Leases
Q2 2006	974,556		(380,996)	593,560		2.4	345,859	$11,758,331	2.1	$19.81	209
Q3 2006	495,712		(169,469)	326,243		1.3	209,015	8,024,789	1.4	24.60	82
Q4 2006	693,825		(330,862)	362,963		1.4	243,450	8,555,364	1.5	23.57	57

Total 2006	2,164,093	(4)	(881,327)	1,282,766	(4)	5.1%	798,324	$28,338,484	5.0%	$22.09	348

Q1 2007	1,121,507		(364,464)	757,043		3.0	368,487	$18,189,021	3.2	$24.03	82
Q2 2007	505,515		49,918	555,433		2.2	365,408	12,248,762	2.1	22.05	82
Q3 2007	424,870		(48,469)	376,401		1.5	303,827	9,002,233	1.6	23.92	66
Q4 2007	514,180		(24,914)	489,266		1.9	404,699	11,003,413	1.9	22.49	60

Total 2007	2,566,072		(387,929)	2,178,143		8.6%	1,442,421	$50,443,429	8.8%	$23.16	290

2008	2,917,138		(89,270)	2,827,868		11.2	2,288,725	$66,715,719	11.6	$23.59	298
2009	2,619,978		7,216	2,627,194		10.5	1,814,270	61,004,471	10.7	23.22	263
2010	3,077,330		71,509	3,148,839		12.5	1,722,893	75,415,836	13.2	23.95	256
2011	1,942,931		203,549	2,146,480		8.5	1,389,467	52,410,912	9.2	24.42	150
2012	1,275,682		26,767	1,302,449		5.2	985,336	31,871,483	5.6	24.47	75
2013	1,670,307		111,608	1,781,915		7.1	1,329,964	39,304,825	6.9	22.06	72
2014	2,797,954		124,474	2,922,428		11.6	1,953,283	60,040,027	10.5	20.54	44
2015	1,758,279		36,970	1,795,249		7.1	1,286,967	40,480,805	7.1	22.55	63
2016 and thereafter	2,349,808		776,433	3,126,241		12.6	1,683,158	66,787,591	11.4	21.36	60

Total	25,139,572		—	25,139,572	(5)	100.0%	16,694,808	$572,813,582	100.0%	$22.79	1,919

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 1,251,079 square feet (including relets and renewals of 881,327 square feet and new leases of 369,752 square feet) have been signed and will commence during 2006. These signed leases represent approximately 58% of gross square footage expiring during 2006. Expiring square footage includes 253,422 square feet of month-to-month leases.

(5)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	25,139,572
Non-revenue Generating Space:	409,681

Total Occupied Office SF:	25,549,253
Total Vacant SF:	3,418,185

Total Stabilized Office NRA:	28,967,438

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Dallas Office Properties

	Square			Square
	Footage of			Footage of				% of	Annual
	Expiring		Signed	Expiring			Annual	Annual	Expiring	Number of
	Leases		Renewals	Leases		% of	Full-Service	Full-	PSF	Customers
	(Before		and Relets	(After		Square	Rent Under	Service	Full-	With
Year of Lease	Renewals		of Expiring	Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases(2)	and Relets)(1)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
Q2 2006	233,676		(93,749)	139,927		1.9	$2,965,924	1.7	$21.20	45
Q3 2006	160,316		(57,785)	102,531		1.4	2,442,695	1.4	23.82	21
Q4 2006	48,738		(13,947)	34,791		0.5	737,789	0.4	21.21	10

Total 2006	442,730	(4)	(165,481)	277,249	(4)	3.8%	$6,146,408	3.6%	$22.17	76

Q1 2007	401,324		—	401,324		5.4	$9,812,512	5.8	$24.45	17
Q2 2007	99,267		19,054	118,321		1.6	2,573,817	1.5	21.75	20
Q3 2007	120,993		(24,025)	96,968		1.3	2,150,198	1.3	22.17	10
Q4 2007	92,023		(3,629)	88,394		1.2	2,111,009	1.2	23.88	8

Total 2007	713,607		(8,600)	705,007		9.4%	$16,647,536	9.8%	$23.61	55

2008	500,729		(14,031)	486,698		6.5	$11,138,692	6.6	$22.89	75
2009	445,112		(13,571)	431,541		5.8	11,204,316	6.6	25.96	46
2010	991,897		109,952	1,101,849		14.8	26,457,924	15.6	24.01	63
2011	509,900		(70,689)	439,211		5.9	10,374,803	6.1	23.62	24
2012	386,172		7,964	394,136		5.3	8,203,484	4.8	20.81	26
2013	428,060		35,018	463,078		6.2	10,585,654	6.2	22.86	17
2014	737,856		11,149	749,005		10.0	16,322,270	9.6	21.79	13
2015	940,780		9,084	949,864		12.7	21,265,890	12.5	22.39	24
2016 and thereafter	1,435,505		30,284	1,465,789		19.4	31,690,470	18.7	21.62	15

Total	7,532,348		(68,921)	7,463,427		100.0%	$170,037,447	100.0%	$22.78	434

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 261,400 square feet (including relets and renewals of 165,481 square feet and new leases of 95,919 square feet) have been signed and will commence during 2006. These signed leases represent approximately 59% of gross square footage expiring during 2006. Expiring square footage includes 40,843 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Houston Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	360,502		(86,218)	274,284		2.9	$4,231,181	2.2	$15.43	92
Q3 2006	169,821		(61,136)	108,685		1.2	2,159,866	1.1	19.87	27
Q4 2006	471,125		(281,435)	189,690		2.0	3,747,770	1.9	19.76	25

Total 2006	1,001,448	(4)	(428,789)	572,659	(4)	6.1%	$10,138,817	5.3%	$17.70	144

Q1 2007	559,852		(358,879)	200,973		2.1	$4,236,290	2.2	$21.08	32
Q2 2007	281,202		(11,458)	269,744		2.9	5,216,128	2.7	19.34	19
Q3 2007	149,464		(461)	149,003		1.6	3,285,210	1.7	22.05	19
Q4 2007	114,199		992	115,191		1.2	2,322,423	1.2	20.16	22

Total 2007	1,104,717		(369,806)	734,911		7.8%	$15,060,051	7.9%	$20.49	92

2008	1,632,942		(3,909)	1,629,033		17.3	$35,771,636	18.6	$21.96	87
2009	977,058		(3,103)	973,955		10.3	18,359,918	9.5	18.85	76
2010	1,117,858		66,915	1,184,773		12.5	24,478,283	12.7	20.66	82
2011	770,383		92,871	863,254		9.1	19,011,620	9.9	22.02	35
2012	397,418		(30,731)	366,687		3.9	8,219,384	4.3	22.42	18
2013	372,367		2,416	374,783		4.0	7,519,808	3.9	20.06	9
2014	1,359,739		25,979	1,385,718		14.7	27,827,379	14.4	20.08	14
2015	386,304		—	386,304		4.1	7,566,397	3.9	19.59	14
2016 and thereafter	396,440		574,633	971,073		10.3	18,867,153	9.7	19.43	13

Total	9,516,674		(73,524)	9,443,150		100.0%	$192,820,446	100.0%	$20.42	584

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 560,168 square feet (including relets and renewals of 428,789 square feet and new leases of 131,379 square feet) have been signed and will commence during 2006. These signed leases represent approximately 56% of gross square footage expiring during 2006. Expiring square footage includes 148,561 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Austin Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	45,002		(6,305)	38,697		2.9	$869,499	3.3	$22.47	10
Q3 2006	4,058		—	4,058		0.3	70,955	0.3	17.49	4
Q4 2006	9,730		—	9,730		0.7	188,282	0.7	19.35	2

Total 2006	58,790	(4)	(6,305)	52,485	(4)	3.9%	$1,128,736	4.4%	$21.51	16

Q1 2007	36,308		—	36,308		2.7	1,016,661	3.9	28.00	4
Q2 2007	8,410		2,332	10,742		0.8	216,278	0.8	20.13	4
Q3 2007	24,000		(7,658)	16,342		1.2	305,935	1.2	18.72	7
Q4 2007	24,605		—	24,605		1.8	497,339	1.9	20.21	7

Total 2007	93,323		(5,326)	87,997		6.7%	$2,036,213	7.7%	$23.14	22

2008	92,620		—	92,620		6.9	$1,685,080	6.4	$18.19	21
2009	181,696		3,866	185,562		13.8	3,957,754	15.1	21.33	20
2010	204,947		—	204,947		15.3	3,577,893	13.6	17.46	29
2011	61,926		(9,657)	52,269		3.9	982,217	3.7	18.79	9
2012	22,826		22,773	45,599		3.4	849,209	3.2	18.62	5
2013	113,095		(59,977)	53,118		4.0	1,079,542	4.1	20.32	6
2014	241,570		—	241,570		18.0	4,998,281	19.0	20.69	3
2015	172,792		(1,104)	171,688		12.8	3,306,608	12.6	19.26	13
2016 and thereafter	156,153		(2,327)	153,826		11.4	2,689,424	10.1	17.48	6

Total	1,399,738		(58,057)	1,341,681		100.0%	$26,290,957	100.0%	$19.60	150

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 34,983 square feet (including relets and renewals of 6,305 square feet and new leases of 28,678 square feet) have been signed and will commence during 2006. These signed leases represent approximately 60% of gross square footage expiring during 2006. Expiring square footage includes 30,182 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Denver Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	31,973		(3,209)	28,764		1.5	$650,561	1.7	$22.62	16
Q3 2006	46,796		(22,055)	24,741		1.3	628,805	1.6	25.42	2
Q4 2006	2,336		—	2,336		0.1	42,048	0.1	18.00	1

Total 2006	81,105	(4)	(25,264)	55,841	(4)	3.0%	$1,321,414	3.4%	$23.66	19

Q1 2007	46,120		(5,715)	40,405		2.1	$899,219	2.3	$22.26	5
Q2 2007	17,736		(3,084)	14,652		0.8	334,965	0.9	22.86	6
Q3 2007	16,298		(11,056)	5,242		0.3	109,160	0.3	20.82	3
Q4 2007	11,878		—	11,878		0.6	260,750	0.7	21.95	3

Total 2007	92,032		(19,855)	72,177		3.9%	$1,604,094	4.1%	$22.22	17

2008	211,035		(5,678)	205,357		10.9	$4,480,130	11.4	$21.82	21
2009	323,223		(12,602)	310,621		16.4	6,734,500	17.1	21.68	26
2010	197,800		15,189	212,989		11.3	4,637,797	11.8	21.77	18
2011	137,092		(4,255)	132,837		7.0	2,969,044	7.6	22.35	8
2012	159,052		12,538	171,590		9.1	3,897,083	9.9	22.71	8
2013	146,717		(85,177)	61,540		3.3	1,216,914	3.1	19.77	6
2014	344,885		73,210	418,095		22.1	8,129,618	20.7	19.44	4
2015	18,637		—	18,637		1.0	364,338	0.9	19.55	3
2016 and thereafter	230,007		—	230,007		12.2	3,916,607	9.9	17.03	7

Total	1,941,585		(51,894)	1,889,691		100.0%	$39,271,539	100.0%	$20.78	137

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 25,491 square feet (including relets and renewals of 25,264 square feet and new leases of 227 square feet) have been signed and will commence during 2006. These signed leases represent approximately 31% of gross square footage expiring during 2006. Expiring square footage includes 7,596 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Miami Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	105,059		(50,459)	54,600		3.4	$1,609,992	3.2	$29.49	23
Q3 2006	30,755		(12,178)	18,577		1.1	532,696	1.1	28.68	14
Q4 2006	96,935		(23,843)	73,092		4.5	2,301,108	4.6	31.48	9

Total 2006	232,749	(4)	(86,480)	146,269	(4)	9.0%	$4,443,796	8.9%	$30.38	46

Q1 2007	46,854		2,663	49,517		3.0	$1,405,615	2.8	$28.39	11
Q2 2007	41,866		791	42,657		2.6	1,273,660	2.5	29.86	16
Q3 2007	23,921		—	23,921		1.5	675,574	1.4	28.24	8
Q4 2007	46,392		(22,277)	24,115		1.5	609,955	1.2	25.29	2

Total 2007	159,033		(18,823)	140,210		8.6%	$3,964,804	7.9%	$28.28	37

2008	149,342		9,438	158,780		9.7	$4,873,806	9.7	$30.70	37
2009	327,971		(175)	327,796		20.1	9,498,910	19.0	28.98	34
2010	291,639		(20,741)	270,898		16.6	8,383,921	16.8	30.95	26
2011	84,778		27,859	112,637		6.9	3,555,001	7.1	31.56	9
2012	149,006		1,540	150,546		9.2	5,167,896	10.3	34.33	8
2013	47,684		4,590	52,274		3.2	1,703,723	3.4	32.59	5
2014	36,952		—	36,952		2.3	1,042,283	2.1	28.21	2
2015	94,563		11,914	106,477		6.5	3,298,286	6.6	30.98	3
2016 and thereafter	65,167		61,618	126,785		7.7	4,120,294	8.1	32.50	6

Total	1,638,884		(9,260)	1,629,624		100.0%	$50,052,720	100.0%	$30.71	213

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 150,565 square feet (including relets and renewals of 86,480 square feet and new leases of 64,085 square feet) have been signed and will commence during 2006. These signed leases represent approximately 65% of gross square footage expiring during 2006. Expiring square footage includes 19,397 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	56,420		(27,010)	29,410		3.1	$896,885	2.9	$30.50	4
Q3 2006	62,361		(15,244)	47,117		5.0	1,640,838	5.3	34.82	7
Q4 2006	45,035		(11,014)	34,021		3.6	1,088,032	3.5	31.98	5

Total 2006	163,816	(4)	(53,268)	110,548	(4)	11.6%	$3,625,755	11.7%	$32.80	16

Q1 2007	11,154		—	11,154		1.2	$357,789	1.2	$32.08	5
Q2 2007	27,054		—	27,054		2.8	828,010	2.7	30.61	6
Q3 2007	58,485		—	58,485		6.2	1,736,580	5.6	29.69	10
Q4 2007	25,467		—	25,467		2.7	811,163	2.6	31.85	7

Total 2007	122,160		—	122,160		12.9%	$3,733,542	12.0%	$30.56	28

2008	179,573		1,127	180,700		19.0	$5,661,840	18.3	$31.33	25
2009	148,908		(4,895)	144,013		15.2	4,653,505	15.0	32.31	16
2010	107,440		3,360	110,800		11.7	3,634,233	11.7	32.80	16
2011	165,127		(29,083)	136,044		14.3	4,743,390	15.3	34.87	9
2012	35,380		(2,102)	33,278		3.5	1,126,356	3.6	33.85	2
2013	44,295		(7,393)	36,902		3.9	1,272,812	4.1	34.49	4
2014	19,295		—	19,295		2.0	597,339	1.9	30.96	2
2015	43,116		(2,885)	40,231		4.2	1,270,540	4.1	31.58	1
2016 and thereafter	33,533		(18,035)	15,498		1.5	660,315	2.2	42.61	1

Total	1,062,643		(113,174)	949,469		100.0%	$30,979,627	100.0%	$32.63	120

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 53,268 square feet (relets and renewals) have been signed and will commence during 2006. These signed leases represent approximately 33% of gross square footage expiring during 2006.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Total Office Portfolio — Lease Expirations
As of March 31, 2006
Other Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q2 2006	141,924		(114,046)	27,878		1.4	$534,289	1.1	$19.17	19
Q3 2006	21,605		(1,071)	20,534		1.0	548,934	1.1	26.73	7
Q4 2006	19,926		(623)	19,303		0.9	450,335	0.9	23.33	5

Total 2006	183,455	(4)	(115,740)	67,715	(4)	3.3%	$1,533,558	3.1%	$22.65	31

Q1 2007	19,895		(2,533)	17,362		0.8	$460,935	1.0	$26.55	8
Q2 2007	29,980		42,283	72,263		3.5	1,805,904	3.8	24.99	11
Q3 2007	31,709		(5,269)	26,440		1.3	739,576	1.5	27.97	9
Q4 2007	199,616		—	199,616		9.7	4,390,774	9.1	22.00	11

Total 2007	281,200		34,481	315,681		15.3%	$7,397,189	15.4%	$23.43	39

2008	150,897		(27,780)	123,117		6.0	$3,328,257	6.9	$27.03	32
2009	216,010		18,634	234,644		11.5	5,439,144	11.3	23.18	33
2010	165,749		5,916	171,665		8.4	4,837,165	10.1	28.18	25
2011	213,725		11,829	225,554		11.0	5,461,078	11.4	24.21	24
2012	125,828		5,269	131,097		6.4	3,541,103	7.4	27.01	7
2013	518,089		54,458	572,547		28.0	11,317,122	23.6	19.77	13
2014	57,657		—	57,657		2.8	1,283,136	2.7	22.25	6
2015	102,087		—	102,087		5.0	2,573,488	5.4	25.21	6
2016 and thereafter	33,003		12,933	45,936		2.3	1,292,648	2.7	28.14	4

Total	2,047,700		—	2,047,700		100.0%	$48,003,888	100.0%	$23.44	220

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2006 leases totaling 165,204 square feet (including relets and renewals of 115,740 square feet and new leases of 49,464 square feet) have been signed and will commence during 2006. These signed leases represent approximately 90% of gross square footage expiring during 2006. Expiring square feet includes 6,843 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Statistics
As of March 31, 2006
(dollars in thousands)
Crescent Resort Development

	For the three months ended March 31,
	2006	2005
Resort Residential Lot Sales	29	123
Resort Residential Unit Sales:
Townhome Sales	2	0
Condominium Sales	30	4
Resort Residential Equivalent Timeshare Unit Sales	1.66	2.77
Average Sales Price per Resort Residential Lot	$175	$53
Average Sales Price per Resort Residential Unit	$1,901	$2,079
Desert Mountain

	For the three months ended March 31,
	2006	2005
Resort Residential Lot Sales	1	9
Average Sales Price per Lot (1)	$1,574	$1,100
Resort Residential Unit Sales	1	0
Average Sales Price per Unit (1)	$1,786	$0

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Resort Residential Development Property Table
As of March 31, 2006
(dollars in thousands)

				Entire Project										2006 Guidance and Actual Results
												Proposed
											Average	Average
		Crescent's		Number	Planned			Under	Under	Physical	Sales Price	Sales Price		Expected				Expected	Closed
		Preferred		of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining		Sales	Closed	Remaining	Pre-Sold	Average	Average
		Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/		Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres		Acres [A]	Acres	Acres	Acres (4)	Price [A]	Price

Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF,SH,THB	3	2,481	2,401	80	58	40%	22	$571	$1,401	(7)
Custom Lots														10	1	9	0	1,744	1,574
Homes														38	1	37	9	1,500	1,786

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57%(6)	COS	1	100	95	5	—	N/A	5	1,395	1,903		29	24	5	2	1,998	1,971
Big Horn and Catamount	Lake Tahoe, CA	13%/57%(6)	COS	2	113	—	113	113	40%	—	N/A	1,430		21	—	21	84	1,905	N/A
Identified Future Projects	Lake Tahoe, CA	13%/57%(6)	TH,COS	3	137	—	137	6	5%	—	N/A	1,650		—	—	—	—	N/A	N/A
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57%(6)	CO,TH,TSS	14	1,450	—	1,450	81	5%	—	N/A	2,690		—	—	—	—	N/A	N/A
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	THB	2	19	—	19	15	60%	—	N/A	1,383		12	—	12	4	1,502	N/A
Fractional Units	Lake Tahoe, CA	13%/71%	TSS	6	146.00	28.75	117.25	38.00	35%	15.00	1,886	2,057		17.65	1.35	16.30	4.35	2,139	2,147
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SFB	2	377	248	129	81	10%	48	313	422		95	6	89	24	419	384
Units	Lake Tahoe, CA	13%/71%	COB	4	169	—	169	—	N/A	—	N/A	398		—	—	—	—	N/A	N/A

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	THP	1	23	18	5	—	N/A	5	732	925		7	2	5	—	865	718
Brownstones (Phase I)	Denver, CO	12%/64%	THP	1	16	9	7	—	N/A	7	1,577	1,805		7	—	7	—	1,805	—
Delgany	Denver, CO	12%/64%	COP	1	42	35	7	—	N/A	7	672	807		8	1	7	—	776	535
One Riverfront	Denver, CO	12%/64%	CO,THP	2	50	—	50	50	20%	—	N/A	801		—	—	—	14	—	—
Identified Future Projects	Denver, CO	12%/27%-64%(6)	TH,COB	8	1,036	—	1,036	234	5%	—	N/A	779		—	—	—	—	—	—
Dowtown Acreage	Denver, CO	12%/64%	ACR	1	2	—	2	—	N/A	2	N/A	3,269		2	—	2	—	3,269	—

Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%	COS	—	40	40	—	—	N/A	—	2,449	N/A		5	5	—	—	—	2,028
Eagle Ranch	Eagle, CO	12%/76%	SFP	2	1,400	1,093	307	216	15%	91	88	128		231	9	222	6	119	178
Main Street Station Vacation Club	Breckenridge, CO	12%/30%(6)	TSS	4	42.00	29.83	12.17	—	N/A	12.17	1,209	990		2.66	0.31	2.35	0.32	1,239	1,843
Riverbend	Charlotte, NC	12%/68%	SFP	2	630	450	180	50	65%	20	31	36		64	8	56	110	34	34
Three Peaks	Silverthorne, CO	12%/33%(6)	SFS	2	327	287	40	—	N/A	40	213	260		23	6	17	9	210	149
Village Walk	Beaver Creek, CO	12%/58%	THB	2	26	—	26	26	25%	—	N/A	5,232		8	—	8	22	5,360	—
Beaver Creek Landing	Beaver Creek, CO	12%/64%	COP	2	52	—	52	52	20%	—	N/A	1,250		—	—	—	52	—	—
Identified Future Projects	Colorado	12%/30%-42%(6)	CO,THS	5	386	—	386	286	5%	—	N/A	926		—	—	—	—	—	—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SFP	—	497	464	33	—	N/A	17	$35	$44		33	—	33	—	44	—

Crescent Plaza Residential
The Residences at the Ritz-Carlton-Phase I and II	Dallas, TX	100%	CO,THP	3	171	—	171	70	25%	—	N/A	$1,736		—	—	—	63	1,736	—
[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lot); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Unit); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to March 31, 2006 or under contract as of April 15, 2006. The Residences at the Ritz-Carlton include one reservation for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of March 31, 2006 is $0.3 million.

(6)	A joint venture partner participates in this project.

(7)	Average Sales Price includes golf membership and lot price only; price including golf membership, lot price and home is $2.9M.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Resort Residential Development Net Equity Book Value by Project
As of March 31, 2006
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments

Assets	$378,400	$89,600	$120,000	$588,000	$221,700	$169,300	$979,000

Property Level Financing	(61,700)	(22,100)	(4,700)	(88,500)	(9,500)	(45,000)	(143,000)

Other Liabilities	(73,800)	(12,200)	(57,100)	(143,100)	(82,600)	(54,900)	(280,600)

Minority Interest	100	(2,100)	(9,900)	(11,900)	(17,800)	(800)	(30,500)

Net Equity Book Value	$243,000	$53,200	$48,300	$344,500	$111,800	$68,600	$524,900

Club and Operating Assets, net (2)	$56,100	$5,600	$—	$61,700	$80,700	$21,900	$164,300
Net Equity in Development Real Estate	$186,900	$47,600	$48,300	$282,800	$31,100	$46,700	$360,600

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

PORTFOLIO DATA
Resort Residential Development
The following Resort Residential Development schedules were provided in the Fourth Quarter 2005
Supplemental Operating and Financial Data. Resort Residential Development Performance and Resort
Residential Development Net Present Valuation schedules are updated on an annual basis only.
Management does not attest to the accruacy of the data included in these schedules. Please view these schedules in context with other Fourth Quarter 2005 Resort Residential Development disclosure on the Investor Relations page of the Company’s website.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statistics
As of December 31, 2005
(dollars in thousands)
Crescent Resort Development

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	261	203
Resort Residential Unit Sales:
Townhome Sales	1	5
Condominium Sales	119	28
Resort Residential Equivalent Timeshare Unit Sales	3.23	7.25
Average Sales Price per Resort Residential Lot	$249	$163
Average Sales Price per Resort Residential Unit	$1,542	$1,981

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	545	353
Resort Residential Unit Sales:
Townhome Sales	25	12
Condominium Sales	187	41
Resort Residential Equivalent Timeshare Unit Sales	15.7	14.57
Average Sales Price per Resort Residential Lot	$164	$152
Average Sales Price per Resort Residential Unit	$1,265	$1,831
Desert Mountain

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	3	24
Average Sales Price per Lot (1)	$1,519	$663

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	40	68
Average Sales Price per Lot (1)	$1,082	$756

(1)	Includes equity golf membership
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Property Table
As of December 31, 2005
(dollars in thousands)

				Entire Project										2006 Guidance
												Proposed
											Average	Average
		Crescent's		Number	Planned			Under	Under	Physical	Sales Price	Sales Price		Expected		Expected
		Preferred		of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining		Sales	Pre-Sold	Average
		Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/		Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres		Acres [A]	Acres (4)	Price [A]
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, SH, THB	3	2,481	2,399	82	62	15%	20	$570	$1,355	(7)
Custom Lots														10	1	$1,744
Homes														38	0	$1,500
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57%(6)	COS	1	100	71	29	0	N/A	29	$1,200	$1,960		29	26	$1,960
Big Horn and Catamount	Lake Tahoe, CA	13%/57%(6)	COS	2	113	0	113	113	30%	0	N/A	$1,430		21	60	$1,900
Identified Future Projects	Lake Tahoe, CA	13%/57%(6)	TH,COS	3	137	0	137	0	N/A	0	N/A	$1,650		0	0	$—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57%(6)	CO,TH,TSS	14	1,450	0	1,450	0	N/A	0	N/A	$2,690		0	0	$—
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	THB	2	19	0	19	15	40%	0	N/A	$1,380		12	4	$1,500
Fractional Units	Lake Tahoe, CA	13%/71%	TSS	6	146	27.4	118.6	49.0	25%	6.0	$1,870	$2,060		17.7	4.2	$2,140
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SFB	2	377	242	135	81	5%	54	$310	$420		95	18	$420
Units	Lake Tahoe, CA	13%/71%	COB	4	169	0	169	0	N/A	0	N/A	$400		0	0	$—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	THP	1	23	16	7	0	N/A	7	$730	$870		7	2	$870
Brownstones (Phase I)	Denver, CO	12%/64%	THP	1	16	9	7	0	N/A	7	$1,580	$1,910		7	0	$1,910
Delgany	Denver, CO	12%/64%	COP	1	42	34	8	0	N/A	8	$680	$740		8	1	$740
Identified Future Projects	Denver, CO	12%/26%-64%(6)	TH,COB	7	934	0	934	94	5%	0	N/A	$790		0	0	$—

Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%	COS	1	40	35	5	0	N/A	5	$2,510	$2,030		5	5	$2,030
Eagle Ranch	Eagle, CO	12%/76%	SFP	2	1,395	1,084	311	222	5%	4	$90	$130		226	10	$120
Main Street Station Vacation Club	Breckenridge, CO	12%/30%(6)	TSS	3	42.0	29.5	12.5	0.0	N/A	12.5	$1,200	$1,060		4.0	0.3	$1,060
Riverbend	Charlotte, NC	12%/68%	SFP	2	630	442	188	40	50%	28	$30	$40		64	60	$30
Three Peaks	Silverthorne, CO	12%/33%(6)	SFS	2	327	281	46	0	N/A	46	$210	$260		23	9	$260
Village Walk	Beaver Creek, CO	12%/58%	THB	2	26	0	26	26	15%	0	N/A	$5,230		0	19	$—
Beaver Creek Landing	Beaver Creek, CO	12%/64%	COP	2	52	0	52	52	10%	0	N/A	$1,250		0	52	$—
Identified Future Projects	Colorado	12%/64%	TS,CO,THS	6	392	0	392	0	N/A	0	N/A	$850		0	0	$—
Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SFP	1	497	464	33	0	N/A	17	$35	$44		33	0	$44
Crescent Plaza Residential
The Residences at the Ritz-Carlton-Phase I and II	Dallas, TX	100%	CO,THP	3	171	0	171	70	15%	0	N/A	$1,736		0	64	$—
[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2005 or under contract as of January 31, 2006. The Residences at the Ritz-Carlton include 5 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.

(7)	Average Sales Price includes golf membership and lot price only; price including golf membership, lot price and home is $2,024.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Performance
As of December 31, 2005
($ In Thousands)

							Projection [A]
	2000	2001	2002	2003	2004	2005	2006	2007	2008
Crescent’s Net Equity in Development Real Estate (1)	$241,000	$288,000	$352,000	$338,000	$348,000	$344,000	$335,000	$325,000	$187,000
Club and Operating Assets, Net (2)	64,000	84,000	124,000	141,000	159,000	163,000	188,000	172,000	139,000

Crescent’s Ending Equity Book Value (3)	$305,000	$372,000	$476,000	$479,000	$507,000	$507,000	$523,000	$497,000	$326,000

Sales Statistics for Projects
Lots	2,825	2,202	1,818	1,842	532	644	451	306	37
Units	50	120	257	86	53	212	139	383	878
Timeshare units	—	11	12	4	15	16	22	24	24

Number of Lots and Units Sold	2,875	2,333	2,087	1,932	600	872	612	713	939

Parcel Sales (acres)	124	94	157	88	23	10	1	28	—

Gross Real Estate Revenue Generated (4)	$411,000	$370,000	$429,000	$271,000	$243,000	$424,000	$431,000	$805,000	$1,170,000

Crescent’s FFO
Crescent Resort Development, Inc.	$13,000	$16,000	$11,000	$10,000	$14,000	$31,000	$16,000	$31,000	$53,000
Desert Mountain Development Corporation	35,000	8,000	9,000	11,000	16,000	13,000	20,000	19,000	14,000
Woodlands Land Company, Inc.	23,000	26,000	28,000	65,000	—	—	—	—	—
The Residences at Ritz-Carlton Phase I & II	—	—	—	—	—	(1,000)	(2,000)	22,000	24,000
Other Residential Developments	8,000	4,000	3,000	2,000	1,000	1,000	2,000	8,000	—

Total FFO (5) (6)	$79,000	$54,000	$51,000	$88,000	$31,000	$44,000	$36,000	$80,000	$91,000

Margins / Returns
FFO Margin (7) (8)	19%	15%	12%	32%	13%	10%	8%	10%	8%
FFO Return on Net Equity in Development Real Estate (8) (9)	36%	20%	16%	26%	9%	13%	11%	24%	36%
FFO Return on Ending Equity Book Value (8) (9)	27%	16%	12%	18%	6%	9%	7%	16%	22%

Crescent’s Cash
Total Cash Received by Crescent (10)(12)	$130,000	$65,000	$95,000	$220,000	$118,000	$205,000	$194,000	$313,000	$373,000
Less: FFO Generated	79,000	54,000	51,000	88,000	31,000	44,000	36,000	80,000	91,000

Cash Received in Excess of FFO	$51,000	$11,000	$44,000	$132,000	$87,000	$161,000	$158,000	$233,000	$282,000

Cash Margin (8) (11)	32%	18%	22%	81%	49%	48%	45%	39%	32%
[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets net of associated property level financing, other liabilities and minority interest.

(3)	Refer to page 45 of the 4th Quarter 2005 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.

(6)	FFO is net of projected GAAP tax expense of $8M, $37M and $54M in 2006 — 2008, respectively.

(7)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(8)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(9)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(10)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(11)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

(12)	Cash received is before any cash tax paid.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Present Valuation
As of December 31, 2005
($ in thousands)

	Crescent's				Proposed		Estimated		Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount		Years Until	Discounted		Estimated Cash Flow to Crescent [A](6)
	Ownership (1)		Sales	Remaining	Price (2)	Type (3)	Rate (4)		Sellout	NPV (5)		2006	2007	2008	Thereafter
			(Lots/Units/Acres)	(Lots/Units/Acres)

Desert Mountain	93%		2,481	82	$1,355	SF, SH, TH B	12	% (7)	3	$207,000		$15,000	$44,000	$24,000	$219,000

Crescent Resort Development, Inc.

Tahoe Mountain Resorts:

Northstar	13%/57	%(8)	1,800	1,729	$2,513	CO, TH, TS S	12%		14	$299,000		$66,000	$122,000	$152,000	$1,171,000
Old Greenwood	13%/71%		165	138	$1,966	TH, TS B	12%		6	49,000		10,000	22,000	11,000	38,000
Gray’s Crossing	13%/71%		546	304	$409	SF, CO B	12%		4	18,000		16,000	7,000	12,000	—
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A		N/A	54,000	(9)	—	2,000	15,000	207,000

Subtotal-Tahoe Mountain Resorts			2,511	2,171						$420,000		$92,000	$153,000	$190,000	$1,416,000

Denver Development:
Creekside Townhomes at Riverfront Park	12%/64%		23	7	$870	TH P	12%		1	2,000		2,000	—	—	—
Brownstones (Phase I)	12%/64%		16	7	$1,910	TH P	12%		1	6,000		6,000	—	—	—
Delgany	12%/64%		42	8	$740	CO P	12%		1	3,000		3,000	—	—	—
Identified Future Projects	12%/26%-64	%(8)	934	934	$790	TH, CO B	12%		7	57,000		22,000	17,000	18,000	110,000

Subtotal-Denver Development			1,015	956						$68,000		$33,000	$17,000	$18,000	$110,000

Mountain Development:
Hummingbird	12%/64%		40	5	$2,030	CO S	12%		1	3,000		3,000	—	—	—
Eagle Ranch	12%/76%		1,395	311	$130	SF P	12%		2	13,000		8,000	7,000	—	—
Main Street Station Vacation Club	12%/30	%(8)	42	13	$1,060	TS S	12%		3	—		—	—	—	—
Riverbend	12%/68%		630	188	$40	SF P	12%		2	2,000		—	2,000	—	—
Three Peaks	12%/33	%(8)	327	46	$260	SF S	12%		2	5,000		3,000	3,000	—	—
Village Walk	12%/58%		26	26	$5,230	TH B	12%		2	19,000		2,000	21,000	—	—
Beaver Creek Landing	12%/64%		52	52	$1,250	CO P	12%		2	5,000		—	9,000	—	—

Identified Future Projects	12%/64%		392	392	$850	TS, CO, TH S	12%		6	23,000		28,000	3,000	58,000	27,000

Subtotal-Mountain Development			2,904	1,033						$70,000		$44,000	$45,000	$58,000	$27,000

Other Residential Investments

The Residences at Ritz-Carlton Phase I & II	100%		171	171	$1,736	CO, TH P	8.5	% (10)	3	98,000		—	27,000	63,000	80,000
Other (11)	98%		497	33	$44	SF P	12%		N/A	94,000		10,000	27,000	20,000	8,000

Subtotal-Other Residential			668	204						192,000		10,000	54,000	83,000	88,000

Total			9,579	4,446						$957,000		$194,000	$313,000	$373,000	$1,860,000

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	Management believes this discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2006 through thereafter represents cash flows to Crescent for each project after third-party debt repayments ($150M as of December 31, 2005). In order for Crescent to generate the estimated cash flows for the future periods, Crescent will invest approximately $167M in 2006, $159M in 2007, and $64M in 2008. Thereafter, Crescent will fund approximately $70M per year (primarily for the Northstar at Tahoe Project).

(7)	Reversion of Desert Mountain Club and related assets discounted at 8%.

(8)	A joint venture partner participates in this project.

(9)	Represents Crescent’s estimate of fair value for the assets, net of debt.

(10)	Sale of The Residences at Ritz-Carlton Phase I and Phase II are discounted at 7.5% and 12%, respectively.

(11)	Other consists of 8 acres of land held for development in Las Vegas adjacent to the Howard Hughes Center, Jefferson at Dedham, Sonoma Golf Club, and Other Land Developments
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2005
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments

Assets	$404,800	$78,500	$112,100	$595,400	$215,100	$158,200	$968,700

Property Level Financing	(88,100)	(14,100)	(1,600)	(103,800)	(6,200)	(32,700)	(142,700)

Other Liabilities	(82,000)	(11,400)	(54,100)	(147,500)	(84,500)	(55,000)	(287,000)

Minority Interest	(600)	(2,300)	(11,300)	(14,200)	(17,300)	(700)	(32,200)

Net Equity Book Value	$234,100	$50,700	$45,100	$329,900	$107,100	$69,800	$506,800

Club and Operating Assets, net (2)	$54,200	$5,700	$—	$59,900	$80,500	$22,100	$162,500
Net Equity in Development Real Estate	$179,900	$45,000	$45,100	$270,000	$26,600	$47,700	$344,300

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Resort/Hotel Segment
As of March 31, 2006
PROPERTY TABLE (1)

							For the three months ended March 31,
									Revenue
					Average		Average		Per		Crescent's
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005

Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	87%	84%	$777	$759	$644	$603	48	%(3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		73%	77%	$530	$478	$387	$368	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		65	49	239	230	155	113	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		64	57	422	363	270	205	100%

Total/Weighted Average			563		69%	64%	$408	$390	$281	$248

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	64%	$125	$124	$89	$80	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		77	73	129	105	100	77	100%
Hotel Omni Austin Hotel (4)	Austin, TX	1986	375		83	80	153	131	127	104	100%

Total/Weighted Average			1,376		76%	71%	$135	$121	$103	$86

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,939		74%	69%	$211	$195	$156	$134

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., the Canyon Ranch Living Community in Bethesda, Md., and all Canyon Ranch trade names and trademarks.

(4)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended March 31,
			Percentage/
			Point
	2006	2005	Change

Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$5,938	$4,996	19%
Weighted Average Occupancy	69%	64%	5	pt
Average Daily Rate	$408	$390	5%
Revenue per Available Room/Guest Night	$281	$248	13%
Number of Properties	3	3

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$5,061	$3,672	38%
Weighted Average Occupancy	76%	71%	5	pt
Average Daily Rate	$135	$121	12%
Revenue per Available Room/Guest Night	$103	$86	20%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$10,999	$8,668	27%
Weighted Average Occupancy	74%	69%	5	pt
Average Daily Rate	$211	$195	8%
Revenue per Available Room/Guest Night	$156	$134	16%
Number of Properties	6	6

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Temperature-Controlled Logistics Properties
As of March 31, 2006

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)

Alabama	4	10.7	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	3	10.0	0.4
Ohio	1	5.5	0.2
Oklahoma	1	1.4	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	84	436.5	17.4

(1)	As of March 31, 2006, the Company held a 31.72% interest in AmeriCold Realty Trust which operates 100 facilities, of which 83 are wholly owned, one is partially owned and 16 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2006	2005
Quarter Ended March 31, 2006	78%	72%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

PORTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Mezzanine Investments
As of March 31, 2006
(dollars in thousands)

						Weighted Average
						Yield During
Type of Investment	Date of Transaction	Remaining Term (mos)(2)	Loan Extensions(1)	Quarter End Balance		Quarter	Current Yield(2)	Fixed/Variable

Wholly Owned
Los Angeles Office Investment	11/9/2004	7	Four 6-months	22,000		13.79%	14.15%	Variable
New York City Office Investment	2/7/2005	N/A	N/A	—	(3)	12.14%	N/A	Variable
Orlando Resort Investment	3/31/2005	N/A	N/A	—	(4)	12.00%	N/A	Fixed
Los Angeles Office Investment	5/31/2005	14	Three 6-months	20,000		12.78%	13.10%	Variable
Dallas Office Investment	6/9/2005	15	Three 1-year	12,000		13.10%	13.40%	Variable
Dallas Office Investment	8/31/2005	53	N/A	7,660		11.04%	11.04%	Fixed
California Luxury Hotel Investment	11/16/2005	19	Five 1-year	15,000		15.56%	15.90%	Variable
Los Angeles Office Investment	11/16/2005	14	Three 6-months	25,000		9.06%	9.38%	Variable
Southeastern U.S. Office Investment	12/30/2005	18	Three 1-year	20,700		11.44%	11.79%	Variable
Florida Hotel Portfolio Investment	1/20/2006	33	Two 1-year	15,000		12.60%	12.90%	Variable

				137,360		12.23%	12.59%

Subsequent Event

California Ski Resort	4/12/2006	35	Two 1-year	20,000		N/A	9.25%	Variable

Joint Ventured (5)
Florida Resort Investment	8/31/2005	15	Three 1-year	15,000		9.82%	10.23%	Variable
Caribbean Resort Investment	12/19/2005	30	Two 1-year	18,824		9.30%	9.65%	Variable
California Luxury Hotel Investment	2/14/2006	19	Five 1-year	25,000		11.91%	12.15%	Variable

				58,824		10.18%	10.86%

(1)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement.

(2)	Yields and remaining terms are as of May 2, 2006.

(3)	On February 1, 2006, this loan was paid off. Cash received was $18.5 million which included a $1.2 million prepayment penalty.

(4)	On February 24, 2006 this loan was paid off. Cash received was $37.9 million which included a $5.0 million prepayment penalty.

(5)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 million in equity. The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of March 31, 2006 were $5.4 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	David Cohen
804.782.8784	212.761.8564

Bear Stearns
Ross Smotrich
Jeff Langbaum	RBC Capital Markets
212.272.8046	Sri Nagarajan
212.272.4201	Mitch Germain
212.428.2360
Greenstreet Advisors	212.428.2364
Jim Sullivan
Cedrik Lachance	Smith Barney Citigroup
949.640.8780	Jonathan Litt
Jordan Sadler
Merrill Lynch	212.816.0231
Steve Sakwa	212.816.0438
Chris Pike
212.449.0335
214.449.1153

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Jane Mody		Jennifer Terrell
Managing Director		Investor and Media
Capital Markets		Relations Director
Phone: 817.321.1086		Phone: 817.321.1464
Fax: 817.321.2060		Fax: 817.321.2060
Jmody@crescent.com		Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006